UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2016

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Hanover Street, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip Code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                                                Other Events.

On March 3, 2016, HP Inc. and plaintiff A.J. Copeland filed a Joint Stipulation for Voluntary Dismissal in shareholder action A.J. Copeland v. Léo Apotheker, et al., United States District Court, Northern District of California, Case No. 5:14-cv-00622-EJD (“Copeland II” or the “Action”).

Pursuant to the terms of the Joint Stipulation for Voluntary Dismissal, the Court ordered the parties to give notice of the proposed voluntary dismissal.  Accordingly, HP Inc. and Hewlett Packard Enterprise Company (“HPE”) have filed a Notice of Proposed Voluntary Dismissal of Shareholder Action (the “Notice”), attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                                                Financial Statements and Exhibits.

Exhibit Number                             Description

Exhibit 99.1                                                      Notice of Proposed Voluntary Dismissal of Shareholder Action (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: March 8, 2016	By:	/S/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number                                       Description

Exhibit 99.1                                                                Notice of Proposed Voluntary Dismissal of Shareholder Action (filed herewith).